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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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          FUTUREVANTAGE FLEXIBLE PREMIUM GROUP LIFE INSURANCE POLICIES

    SUPPLEMENT DATED SEPTEMBER 30, 1998 TO THE PROSPECTUS DATED MAY 1, 1998

The Annual Fund Operating Expense table and all accompanying footnotes of the prospectus should be deleted and replaced with the following language:

The following table shows annual operating expenses after waivers or reimbursements for June 30, 1998:

                      ANNUAL PORTFOLIO OPERATING EXPENSES
                      AFTER WAIVERS AND/OR REIMBURSEMENTS
                        (as a percentage of net assets)

                                                                                              TOTAL OPERATING
 PORTFOLIO NAME                                               MANAGEMENT FEE  OTHER EXPENSES   EXPENSES (1)
 ------------------------------------------------------------ --------------  --------------  ---------------
 Hartford Capital Appreciation Fund..........................          0.641%          0.015%           0.656%
 Hartford Bond Fund..........................................          0.505%          0.017%           0.522%
 N&B AMT Balanced Portfolio (2)..............................          0.85%           0.19%            1.04%
 N&B AMT Partners Portfolio (2)..............................          0.80%           0.06%            0.86%
 Alger American Small Cap Portfolio..........................          0.85%           0.04%            0.89%
 Alger American Growth Portfolio.............................          0.75%           0.04%            0.79%
 ML Domestic Money Market Fund (3)...........................          0.50%           0.04%            0.54%
 ML Prime Bond Fund (3)......................................          0.42%           0.05%            0.47%
 ML High Current Income Fund (3).............................          0.47%           0.07%            0.54%
 ML Quality Equity Fund (3)..................................          0.44%           0.04%            0.48%
 ML Special Value Focus Fund (3).............................          0.75%           0.05%            0.80%
 ML Natural Resources Focus Fund (3).........................          0.65%           0.16%            0.81%
 ML American Balanced Fund (3)...............................          0.55%           0.05%            0.60%
 ML Global Strategy Focus Fund (3)...........................          0.65%           0.08%            0.73%
 ML Basic Value Focus Fund (3)...............................          0.60%           0.05%            0.65%
 ML Global Bond Focus Fund (3)...............................          0.60%           0.13%            0.73%
 ML Global Utility Focus Fund (3)............................          0.60%           0.07%            0.67%
 ML International Equity Focus Fund (3)......................          0.75%           0.15%            0.90%
 ML Developing Capital Markets Focus Fund (4)................          0.83%           0.42%            1.25%
 ML Government Bond Fund (4).................................          0.44%           0.07%            0.51%
 ML Index 500 Fund (4).......................................          0.24%           0.10%            0.34%

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(1) Management Fees generally represent the fees paid to the investment adviser or its affiliate for investment and administrative services provided. Other Expenses are expenses (other than Management Fees) which are deducted from the fund including legal, accounting and custodian fees. For complete description of the nature of the services provided in consideration of the operating expenses deducted, please see the Fund Prospectuses.

(2) Neuberger & Berman Advisers Management Trust is divided into Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust. The figures reported under Management Fee include the aggregate of the administration fees paid by the Portfolio and the management fee paid by its corresponding series of Advisers Managers Trust. Similarly, Other Expenses includes all other expenses of the Portfolio and its corresponding series of Advisers Managers Trust.

(3) Expense information for the Portfolios of Merrill Lynch Variable Series Funds, Inc. is for Class A shares of those Portfolios.

(4) Merrill Lynch Asset Management, L.P. ("MLAM") and Merrill Lynch Life Agency, Inc. have entered into a reimbursement agreement that limits the operating expenses, exclusive of any distribution fees imposed on shares of Class B common stock, paid by each portfolio of Merrill Lynch Variable Series Funds, Inc. in a given year to 1.25% of its average daily net assets. During 1997, MLAM voluntarily waived management fees for the ML Developing Capital Markets Focus Fund, ML Government Bond Fund, and ML Index 500 Fund in amounts totaling, respectively, 0.17%, 0.06% and 0.06% of those Funds' average daily net assets of Class A shares; absent these waivers, the total expenses for Class A shares of the ML Developing Capital Markets Focus Fund, ML Government Bond Fund, and ML Index 500 Fund would have been 1.42%, 0.57%, and 0.40%, respectively.

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